Exhibit 99.1

Contacts:
Elise Caffrey Investor Relations iRobot Corp. (781) 430-3003 ecaffrey@irobot.com	Matt Lloyd Media Relations iRobot Corp. (781) 430-3720 mlloyd@irobot.com
iRobot Reports Record Third-Quarter Financial Results
Exceeds Expectations; Increases 2011 Outlook
BEDFORD, Mass., October 25, 2011 — iRobot Corp. (NASDAQ: IRBT), a leader in delivering robotic technology-based solutions, today announced its financial results for the third quarter ended October 1, 2011.
•	Revenue for the third quarter of 2011 increased 28 percent to $120.4 million, compared with $94.2 million for the same quarter one year ago. Revenue for the first nine months of 2011 increased 17 percent to $334.7 million from $287.0 million last year.

•	Net income in the third quarter of 2011 was $14.1 million, compared with $7.0 million in the third quarter of 2010. For the first nine months, net income was $29.6 million, up from $18.5 million a year ago. Net income included a one-time tax benefit of $3.5 million in the third-quarter and nine-month periods in 2011. Net income for the third-quarter and nine-month periods in 2010 included a one-time tax benefit of $2.3 million.

•	Quarterly earnings per share grew by 85 percent to $0.50, compared with $0.27 in the third quarter last year. Nine-month earnings per share grew to $1.06, up from $0.70 in 2010. EPS included a one-time tax benefit of $0.12 in 2011 and $0.09 in 2010.

•	Adjusted EBITDA for the third quarter of 2011 was $20.2 million, or 17 percent of revenue, compared with $11.5 million, or 12 percent of revenue, in the third quarter of 2010. Adjusted EBITDA for the first nine months of 2011 was $51.7 million, compared with $37.6 million for the same period a year ago.
“Our third quarter and year-to-date results were excellent across all measures and far exceeded our expectations,” said Colin Angle, chairman and chief executive officer of iRobot. “Due to strong performance by both divisions and our expectations for the fourth quarter, we are increasing our full-year 2011 expectations for the second time this year.”
Business Highlights
•	International home robot business continued to perform well in long-term markets as it lays the groundwork to enter new markets. In Q3, international home robot revenue grew 56 percent over Q3 2010 and comprised 75 percent of total home robot revenue.

•	During the third quarter, Government and Industrial Robots division revenue grew 21 percent, and it received delivery orders totaling $51 million, primarily for delivery of PackBot and SUGV robots.

•	Operating cash flow was $25 million in Q3 2011, due to record net income and reduced inventory levels, compared with $10 million in the third quarter last year. Cash and investments totaled $145 million, up $38 million from Q3 last year.
iRobot Corporation
8 Crosby Drive, Bedford, MA 01730-1402 • 781.430.3000 • Fax 781.430.3001 • www.irobot.com

•	Research and development expense increased 45 percent in Q3 2011 and 58 percent in the first nine months year over year.

•	Driven by expectations for a reduction in government-funded research in 2012, iRobot implemented a reduction in force in the Government and Industrial Robots division in the fourth quarter.
Financial Expectations
Management provides the following expectations with respect to the fourth quarter ending December 31, 2011.

Q4 2011:
Revenue	$130 — $135 million
Earnings Per Share	$0.26 — $0.30
Adjusted EBITDA	$16 — $18 million
Management raises its expectations for the full year ending December 31, 2011.

Fiscal Year 2011:	Current	Prior
Revenue	$465 — $470 million	$460 — $470 million
Earnings Per Share	$1.32 — $1.36	$1.04 — $1.10
Adjusted EBITDA	$67 — $69 million	$62 — $64 million
Third-Quarter Conference Call
iRobot will host a conference call tomorrow at 8:30 a.m. ET to discuss its financial results for the third fiscal quarter and outlook for 2011 financial performance. Pertinent details include:

Date: Time: Call-In Number: Passcode:	Wednesday, October 26, 2011 8:30 a.m. ET 617-597-5394 14810709
A live, audio broadcast of the conference call will also be available at http://investor.irobot.com/phoenix.zhtml?c=193096&p=irol-irhome. An archived version of the broadcast will be available on the same website shortly after the conclusion of the live event. A replay of the telephone conference call will be available through November 2, and can be accessed by dialing 617-801-6888, passcode 71428742.
About iRobot Corp.
iRobot designs and builds robots that make a difference. The company’s home robots help people find smarter ways to clean, and its government and industrial robots protect those in harm’s way. iRobot’s consumer and military robots feature iRobot Aware® robot intelligence systems, proprietary technology incorporating advanced concepts in navigation, mobility, manipulation and artificial intelligence. For more information about iRobot, please visit www.irobot.com.
For iRobot Investors
Certain statements made in this press release that are not based on historical information are forward-looking statements which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This press release contains express or implied forward-
iRobot Corporation
8 Crosby Drive, Bedford, MA 01730-1402 • 781.430.3000 • Fax 781.430.3001 • www.irobot.com looking statements relating to, among other things, iRobot Corp.’s expectations regarding future financial performance and growth, anticipated revenue, Adjusted EBITDA and earnings per share for fiscal year 2011 and the fourth quarter of 2011. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things: our ability to operate in an emerging market, the financial strength of our customers and retailers, general economic conditions, our dependence on the U.S. federal government and government contracts, the timing of government contracts and orders, market acceptance of our products, changes in government policies or spending priorities, and competition. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. iRobot Corp. undertakes no obligation to update or revise the information contained in this press release, whether as a result of new information, future events or circumstances or otherwise. For additional disclosure regarding these and other risks faced by iRobot Corp., see the disclosure contained in our public filings with the Securities and Exchange Commission.
This release includes Adjusted EBITDA, a non-GAAP financial measure as defined by SEC Regulation G. We define Adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, merger and acquisition expenses, restructuring expenses, net intellectual property litigation expenses and non-cash stock compensation. A reconciliation between net income and Adjusted EBITDA is provided in the financial tables at the end of this press release.
iRobot Corporation
8 Crosby Drive, Bedford, MA 01730-1402 • 781.430.3000 • Fax 781.430.3001 • www.irobot.com

iRobot Corporation
Consolidated Statement of Income
(in thousands, except per share amounts)
(unaudited)

	For the three months ended		For the nine months ended
	October 1,	October 2,	October 1,	October 2,
	2011	2010	2011	2010

Revenue
Product revenue	$109,993	$85,051	$304,100	$257,107
Contract revenue	10,380	9,172	30,632	29,850

Total	120,373	94,223	334,732	286,957

Cost of Revenue
Product revenue	63,670	54,472	177,695	165,897
Contract revenue	6,660	6,494	21,004	21,116

Total	70,330	60,966	198,699	187,013

Gross Margin	50,043	33,257	136,033	99,944
Operating Expense
Research & development	8,948	6,185	25,823	16,375
Selling & marketing	14,553	10,734	40,301	30,959
General & administrative	10,962	8,904	31,659	26,693

Total	34,463	25,823	97,783	74,027

Operating income	15,580	7,434	38,250	25,917
Other income (expense), net	(92)	299	258	368

Pre-tax income	15,488	7,733	38,508	26,285
Income tax expense	1,436	701	8,955	7,771

Net income	$14,052	$7,032	$29,553	$18,514

Net income per common share:
Basic	$0.52	$0.28	$1.11	$0.73
Diluted	$0.50	$0.27	$1.06	$0.70

Shares used in per common share calculations:
Basic	26,902	25,428	26,568	25,293
Diluted	27,940	26,480	27,823	26,319

Stock-based compensation included in above figures:
Cost of product revenue	$344	$310	$915	$997
Cost of contract revenue	115	101	365	337
Research & development	162	211	481	488
Selling & marketing	174	240	513	885
General & administrative	1,401	1,079	4,112	3,325

Total	$2,196	$1,941	$6,386	$6,032

iRobot Corporation
8 Crosby Drive, Bedford, MA 01730-1402 • 781.430.3000 • Fax 781.430.3001 • www.irobot.com

iRobot Corporation
Condensed Consolidated Balance Sheet
(unaudited, in thousands)

	October 1,	January 1,
	2011	2011
Assets

Cash and equivalents	$131,662	$108,383
Short term investments	13,662	13,928
Accounts receivable, net	41,400	34,056
Unbilled revenues	7,899	4,012
Inventory	31,989	27,160
Deferred tax assets	14,013	12,917
Other current assets	12,655	6,137

Total current assets	253,280	206,593
Property, plant and equipment, net	28,886	25,620
Deferred tax assets	6,307	8,338
Other assets	13,453	13,780

Total assets	$301,926	$254,331

Liabilities and stockholders’ equity

Accounts payable	$40,522	$38,689
Accrued expenses	15,237	15,790
Accrued compensation	15,045	17,827
Deferred revenue and customer advances	2,358	3,534

Total current liabilities	73,162	75,840

Long term liabilities	3,727	3,584

Stockholders’ equity	225,037	174,907

Total liabilities and stockholders’ equity	$301,926	$254,331

iRobot Corporation
8 Crosby Drive, Bedford, MA 01730-1402 • 781.430.3000 • Fax 781.430.3001 • www.irobot.com

iRobot Corporation
Consolidated Statement of Cash Flows
(unaudited, in thousands)

	For the three months ended		For the nine months ended
	October 1,	October 2,	October 1,	October 2,
	2011	2010	2011	2010

Cash flows from operating activities:
Net income	$14,052	$7,032	$29,553	$18,514
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,597	1,918	7,237	5,673
Loss on disposal of property and equipment	3	70	476	117
Stock-based compensation	2,196	1,941	6,386	6,032
Deferred income taxes, net	1,614	(3,867)	447	(3,867)
Non-cash director deferred compensation	44	33	126	99
Changes in operating assets and liabilities — (use) source
Accounts receivable	(6,871)	(661)	(7,344)	7,377
Unbilled revenue	135	(221)	(3,887)	(703)
Inventory	2,213	(3,285)	(4,829)	(1,563)
Other assets	(1,763)	213	(6,572)	1,010
Accounts payable	7,249	3,909	1,833	5,118
Accrued expenses	1,359	716	(530)	(315)
Accrued compensation	1,951	1,964	(2,782)	(408)
Deferred revenue	318	54	(1,176)	(1,885)
Change in long term liabilities	(123)	(107)	143	(322)

Net cash provided by operating activities	24,974	9,709	19,081	34,877

Cash flows from investing activities:
Purchase of property and equipment	(3,149)	(1,869)	(10,357)	(7,537)
Purchases of investments	—	(5,050)	(5,000)	(30,461)
Sales of investments	—	11,500	5,000	19,000

Net cash provided by (used in) investing activities	(3,149)	4,581	(10,357)	(18,998)

Cash flows from financing activities:
Proceeds from stock option exercises	801	370	9,398	2,297
Income tax withholding payment associated with restricted stock vesting	(36)	(5)	(845)	(284)
Tax benefit of excess stock based compensation deductions	347	138	6,002	855

Net cash provided by financing activities	1,112	503	14,555	2,868

Net increase in cash and cash equivalents	22,937	14,793	23,279	18,747
Cash and cash equivalents, at beginning of period	108,725	75,810	108,383	71,856

Cash and cash equivalents, at end of period	$131,662	$90,603	$131,662	$90,603

iRobot Corporation
8 Crosby Drive, Bedford, MA 01730-1402 • 781.430.3000 • Fax 781.430.3001 • www.irobot.com

Supplemental Information
(unaudited)

	For the three months ended		For the nine months ended
	October 1,	October 2,	October 1,	October 2,
	2011	2010	2011	2010

Revenue: *

Home Robots	$72,341	$54,650	$204,116	$160,101

Domestic	$17,961	$19,818	$58,415	$53,077
International	$54,380	$34,832	$145,701	$107,024

Government & Industrial	$48,032	$39,573	$130,616	$126,856

Domestic	$45,930	$36,013	$119,509	$112,624
International	$2,102	$3,560	$11,107	$14,232

Product	$37,652	$30,401	$99,984	$97,006
Contract	$10,380	$9,172	$30,632	$29,850

Product Life Cycle	$12,286	$9,060	$31,606	$26,649

Gross Margin Percent:
Home Robots	45.1%	39.7%	44.9%	39.0%
Government & Industrial	36.2%	29.2%	33.9%	29.6%
Total Company	41.6%	35.3%	40.6%	34.8%

Units shipped:
Home Robots *	337	308	1,014	889
Government & Industrial	194	186	500	702

Average gross selling prices for robot units:
Home Robots	$222	$185	$203	$187
Government & Industrial *	$131	$115	$137	$100

Government & Industrial Funded Product Backlog *	$28,036	$34,003	$28,036	$34,003

Days sales outstanding	37	29	37	29

Days in inventory	46	57	46	57

Headcount	689	643	689	643

*	in thousands
iRobot Corporation
8 Crosby Drive, Bedford, MA 01730-1402 • 781.430.3000 • Fax 781.430.3001 • www.irobot.com

iRobot Corporation
Adjusted EBITDA Reconciliation to GAAP
(unaudited, in thousands)

	For the three months ended		For the nine months ended
	October 1,	October 2,	October 1,	October 2,
	2011	2010	2011	2010

Net income	$14,052	$7,032	$29,553	$18,514

Interest income, net	(214)	(206)	(755)	(572)
Income tax expense	1,436	701	8,955	7,771
Depreciation	2,388	1,784	6,615	5,261
Amortization	209	134	622	412

EBITDA	17,871	9,445	44,990	31,386

Stock-based compensation expense	2,196	1,941	6,386	6,032
Merger and acquisition expense	30	61	30	132
Net intellectual property litigation expense	(11)	31	171	71
Restructuring expense	101	—	101	—

Adjusted EBITDA	$20,187	$11,478	$51,678	$37,621

Use of Non-GAAP Financial Measures
In evaluating its business, iRobot considers and uses Adjusted EBITDA as a supplemental measure of its operating performance. The Company defines Adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, merger and acquisition expenses, net intellectual property litigation expenses, restructuring expenses and non-cash stock compensation. The Company also presents Adjusted EBITDA because it believes it is frequently used by securities analysts, investors and other interested parties as a measure of financial performance.
The term Adjusted EBITDA is not defined under U.S. generally accepted accounting principles, or U.S. GAAP, and is not a measure of operating income, operating performance or liquidity presented in accordance with U.S. GAAP. Adjusted EBITDA has limitations as an analytical tool, and when assessing the Company’s operating performance, investors should not consider Adjusted EBITDA in isolation, or as a substitute for net income (loss) or other consolidated income statement data prepared in accordance with U.S. GAAP. Among other things, Adjusted EBITDA does not reflect the Company’s actual cash expenditures. Other companies may calculate similar measures differently than iRobot, limiting their usefulness as comparative tools. iRobot compensates for these limitations by relying primarily on its GAAP results and using Adjusted EBITDA only supplementally.
iRobot Corporation
8 Crosby Drive, Bedford, MA 01730-1402 • 781.430.3000 • Fax 781.430.3001 • www.irobot.com

iRobot Corporation
Non-GAAP Net Income and Earnings Per Share Reconciliations to GAAP
(in thousands, except per share amounts)
(unaudited)

	For the three months ended		For the nine months ended
	October 1,	October 2,	October 1,	October 2,
	2011	2010	2011	2010

GAAP net income	$14,052	$7,032	$29,553	$18,514

Less one-time net income tax benefit associated with release of state deferred tax asset valuation allowance	—	(2,259)	—	(2,259)

Less one-time net income tax benefit associated with Section 199 deductions and R&D tax credit true-ups	(3,455)	—	(3,455)	—

Non-GAAP net income	$10,597	$4,773	$26,098	$16,255

GAAP net income per common share:
Basic	$0.52	$0.28	$1.11	$0.73
Diluted	$0.50	$0.27	$1.06	$0.70

Less one-time net income tax benefit associated with release of state deferred tax asset valuation allowance
Basic	$—	$(0.09)	$—	$(0.09)
Diluted	$—	$(0.09)	$—	$(0.08)

Less one-time net income tax benefit associated with Section 199 deductions and R&D tax credit true-ups
Basic	$(0.13)	$—	$(0.13)	$—
Diluted	$(0.12)	$—	$(0.12)	$—

Non-GAAP net income per common share:
Basic	$0.39	$0.19	$0.98	$0.64
Diluted	$0.38	$0.18	$0.94	$0.62

Shares used in Per Common Share Calculations:
Basic	26,902	25,428	26,568	25,293
Diluted	27,940	26,480	27,823	26,319
iRobot Corporation
8 Crosby Drive, Bedford, MA 01730-1402 • 781.430.3000 • Fax 781.430.3001 • www.irobot.com